EXHIBIT 99.1

Trio Petroleum Corp Announces Proactive Reverse Stock Split and

Provides Shareholder Update on Acquisition and Drilling Strategy

Boca Raton, Florida — August 18, 2026 (GLOBE NEWSWIRE) — Trio Petroleum Corp (NYSE American: TPET) (“Trio” or the “Company”) is pleased to provide shareholders with an update on its growth strategy and also that it will proceed proactively with a 1-for-9 reverse stock split of its outstanding shares of common stock (“Reverse Stock Split”) to protect its NYSE American listing.

The Reverse Stock Split is expected to become effective at 4:30 p.m. Eastern Time on August 28, 2026 and Trio’s common stock is expected to begin trading on a post-split basis at the market open on August 31, 2026 under the same symbol (TPET) and with the new CUSIP number 89669L306.

When the Reverse Stock Split is effective, every nine (9) shares of Trio’s issued and outstanding common stock will be combined automatically into one (1) share of common stock. The Reverse Stock Split will apply equally to all outstanding shares of common stock, and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares. The Reverse Stock Split ration of 1-for-9 was recently approved by Trio’s Board of Directors and is within the range approved by Trio’s stockholders at its annual meeting of stockholders held on May 21, 2026.

No fractional shares will be issued in connection with the Reverse Stock Split, and no fractional shares will be rounded to the nearest whole share. Instead, stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of common stock not evenly divisible by the 1-for-9 Reverse Stock Split ratio will be entitled to receive a cash payment in lieu of any fractional shares at a price equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock as reported on the NYSE American on the effective date of the Reverse Stock Split.

In addition, (i) a proportionate adjustment will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding Trio stock options and warrants to purchase shares of common stock, to the extent that the exercise price of such warrants is not based solely on the market price of the common stock at the time of exercise, (ii) a proportionate adjustment will be made to any fixed conversion prices for other convertible securities of Trio and (iii) the number of shares reserved for issuance pursuant to Trio’s equity incentive plans will also be reduced proportionately.

VStock Transfer, LLC, the transfer agent for Trio’s common stock, is also acting as the exchange agent and transfer agent for the Reverse Stock Split. Stockholders holding their shares electronically in book-entry form are not required to take any action to receive post-split shares. Trio does not have any outstanding certificated shares. Stockholders owning shares through a bank, broker or other nominee will have their positions adjusted to reflect the Reverse Stock Split.

Additional information about the Reverse Stock Split can be found in Trio’s definitive proxy statement (Form DEF 14A) filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 6, 2026 and Form 8-K filed with the SEC on August 18, 2026.

Proactive Action to Protect the NYSE American Listing

“We believe it is important to be proactive rather than reactive,” said Robin Ross, Chairman and Chief Executive Officer of Trio Petroleum Corp “Our objective is to protect Trio’s NYSE American listing in light of potential changes to exchange listing rules and while we also execute our broader strategy of building a substantially larger oil and gas company. The reverse split is not a change in our fundamental business strategy. Rather, it is a prudent corporate action intended to provide Trio with additional flexibility as we pursue that strategy.”

Continuing to Pursue Acquisition Opportunities

Trio continues to actively evaluate acquisition opportunities in the United States and Canada, with particular emphasis on producing oil and gas assets that can generate near term cash flow and provide opportunities for additional production growth.

Trio is actively reviewing a number of oil and gas acquisition opportunities and believes that the current market environment presents both opportunities and challenges for prospective buyers.

With oil prices stronger and global demand for oil remaining robust, many producers and asset owners are increasingly confident that commodity prices could remain strong or increase in the future. As a result, sellers are frequently seeking higher valuations for their producing properties.

At the same time, naturally declining production from existing oil and gas wells creates an ongoing requirement for producers to replace declining volumes and identify new sources of production.

“You Can Find It or You Can Buy It”

In response to these market conditions, Trio has begun expanding its growth strategy beyond acquisitions to include the identification and development of new drilling opportunities.

As the old oilfield adage goes, “You can find it or you can buy it.”

Trio believes that developing the internal and external expertise necessary to identify attractive drilling opportunities can provide the Company with an important additional avenue for growth, particularly at a time when acquisition valuations for producing properties have become increasingly competitive.

“We have always believed that the best way to build an oil and gas company is to acquire high-quality production at attractive prices,” said Mr. Ross. “However, the market is changing. Sellers recognize the value of their production and, in many cases, are asking premium prices. At the same time, existing production naturally declines. That combination makes it increasingly important for Trio to develop the ability to create new production ourselves.”

“Our philosophy is simple: you can find it or you can buy it. We intend to do both,” said Mr. Ross.

Building a Platform for Long-Term Growth

Trio believes that combining acquisitions with internally sourced drilling opportunities can provide greater flexibility in allocating capital and potentially improve the Company’s ability to generate attractive returns on invested capital.

Importantly, Trio enters this next phase of its growth strategy with a strong financial foundation. As of April 30, 2026, Trio had approximately $22 million in cash on its balance sheet. Since April 30, Trio has raised an additional approximately $1.7 million pursuant to its at-the-market (“ATM”) facility, further strengthening its financial position and ability to pursue its growth strategy.

Further, Trio believes that its current share price significantly undervalues the Company relative to its cash position alone, before assigning any value to its existing oil and gas assets, production, or the acquisition and drilling opportunities currently being evaluated.

Trio intends to continue pursuing acquisitions where it believes the price and underlying economics are compelling, while simultaneously developing relationships, technical capabilities and industry expertise to identify prospective drilling opportunities.

“This is not an either-or strategy,” Ross added. “If we find an attractive producing property at the right price, we will pursue it. If the acquisition market becomes too expensive, we want the expertise and capability to find and develop new production ourselves. Ultimately, our goal is to build a diversified portfolio of producing assets and create sustainable long-term value for our shareholders.”

Trio expects to provide additional updates regarding acquisition opportunities, drilling prospects and its overall growth strategy as developments warrant.

About Trio Petroleum Corp

Trio Petroleum Corp (NYSE American: TPET) is an independent oil and gas company focused on the acquisition, development and optimization of oil and gas properties in North America. The Company’s strategy is centered on acquiring producing assets at attractive valuations, optimizing existing production and identifying opportunities to develop additional production through drilling and other development activities.

Cautionary Note Regarding Forward-Looking Statements

All statements in this press release of Trio Petroleum Corp (“Trio”) and its management that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Acts”). In particular, when used in the preceding discussion, the words “estimates,” “believes,” “hopes,” “expects,” “intends,” “on-track”, “plans,” “anticipates,” “aim,” “goal,” or “may,” and similar conditional expressions about the future are intended to identify forward-looking statements within the meaning of the Acts and are subject to the safe harbor created by the Acts, although not all forward-looking statements are denoted by such words.

Any statements made in this press release other than those of historical fact, about an action, event or development, are forward-looking statements. In particular, forward-looking statements in this press release relate to (i) the anticipated effective and trading dates for, and the impact on the Company and its public share price of, the Reverse Stock Split described herein, (ii) the Company’s ability to maintain its listing on the NYSE American and (iii) the Company’s growth plans and strategies as well as future commodity prices and market conditions. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of significant assumptions concerning future events and are subject to many significant risks, uncertainties, and other factors, many of which are outside of the Trio’s control, that could cause actual results to materially and adversely differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth in the Risk Factors section of Trio’s Annual Report on Form 10-K and subsequent reports as filed with the Securities and Exchange Commission (SEC). Copies are of such documents are available on the SEC’s website, www.sec.gov . Trio undertakes no obligation to update these statements for revisions or changes after the date of this press release, except as required by law.

In addition, the Company can provide no assurance that the reverse stock split will achieve any particular trading price or that the Company will maintain its NYSE American listing.

Additional information concerning these and other risks and uncertainties is included in Trio Petroleum Corp’s filings with the U.S. Securities and Exchange Commission. Trio undertakes no obligation to update forward-looking statements except as required by applicable law.

Investor Relations Contact:

Redwood Empire Financial Communications

Michael Bayes 404 809-4172

michael@redwoodefc.com